File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. CLASS A, B AND C
SHARES PROSPECTUS DATED APRIL 2, 2002.


This information reflects changes
to the Prospectus.

Until further notice, the following
Funds may not lend portfolio securities:
Mid-Cap Growth, Multi-Cap Growth, Small
Company Growth, Small Company Value,
Capital Appreciation, Equity, Equity Income,
Growth, Growth and Income, International
Growth, Global Health Care, Global Technology,
Internet, Managed, Government Securities,
High-Yield Bond, Tax-Exempt Income and Money
Market.


On page 11 of the Prospectus, the following change shall occur:
In the section entitled, "Investment
Strategies,"replace the first sentence with the following:

The Small Company Value Fund normally invests at least 65% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks.

The name of the Fund Manager of the Strategic
Allocation Fund is Brinson Advisors, Inc
("Brinson"). Effective April 8, 2002, Brinson's name will change to UBS Global Asset Management.

The name of the Fund Manager of the International
Growth Fund has changed from Vontobel USA Inc. to
Vontobel Asset Management, Inc.



April 2, 2002